Exhibit 10.1

QS ENERGY, INC.

TERM SHEET

NOTE PURCHASE AGREEMENT

September 6, 2022

OFFERING

INVESTMENT	Minimum Aggregate Investment of $150,000; Maximum Aggregate Investment of $300,000; Minimum Individual Investment of $5,000.

SECURITY	Convertible Promissory Note.

MATURITY DATE	Twelve Months from date of Closing.

CONVERTIBILITY	Conversion price of $0.03 per share.

PRINCIPAL	The principal amount of each Note will be 110% of the invested amount.

INTEREST	Implied annual interest rate of 10%, inasmuch as the Note will be issued and paid in an amount equal to 110% of the invested amount. If each Note is not paid in full on the Maturity Date, the unpaid balance will be increased by 10% and the new balance will bear interest at 10% per annum.

WARRANTS	The Warrants shall be issued at the same time each Note is issued to the Purchaser hereunder and shall be exercisable at $0.04 per share (the “Exercise Price”), for such number of shares equal to 100% of the result obtained by dividing (i) the face amount of the Notes issued simultaneously with the Warrant by (ii) the Conversion Price. The Warrants shall expire one (1) year from the date of issuance thereof.

Example: A $50,000 investment will receive a Note at a principal amount of $55,000, convertible to 1,833,333 shares of common stock and a Warrant to purchase up to 1,833,333 shares at $0.04 per share.

CLOSING	The Closing Date of this Offering is on or before September 30, 2022. This Offering will close before September 30, 2022 if fully subscribed at the Maximum Aggregate Investment amount defined above.

REPAYMENT	Each Note can be repaid without penalty on or before the Maturity Date. If each Note is not paid in full on the Maturity Date, the unpaid balance will be increased by 10% and the new balance will bear interest at 10% per annum.

ELIGIBILITY	Accredited investors. Principals only.

RESTRICTIONS ON TRANSFER	The Notes, the Warrants and the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants are not and will not be registered with or approved by the Securities and Exchange Commission (“SEC”) or any state securities agency, and when issued will be deemed restricted securities and bear appropriate legends.

The above summary provides selected limited information regarding this offering and should be read in conjunction with, and is qualified in its entirety by, the Securities Purchase Agreement, Form of Convertible Promissory Note and Form of Stock Warrant. There are substantial risks associated with, and you must be prepared to bear the entire loss of, an investment in our Convertible Promissory Notes. We have agreed to make available, prior to the consummation of the transaction contemplated herein, to each purchaser of our Convertible Promissory Notes, or his or her or its representative(s) or both, the opportunity to ask questions of, and receive answers from, us or any person acting on our behalf concerning the terms and conditions of this offering, and to obtain any additional information, to the extent that we possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of information about us and this offering. We are a SEC reporting company, and, as such, make periodic filings with the SEC, which filings are available at www.sec.gov. We urge you to review our filings, as well as the Securities Purchase Agreement, Form of Convertible Note and Form of Stock Purchase Warrant, before deciding whether or not to invest in our Convertible Promissory Notes. In particular, we refer you to the Risk Factors section, Management Discussion section and audited financials of our Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 31, 2022. Upon request, we will provide you with hard copies of the aforementioned SEC filing.

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SECURITIES PURCHASE AGREEMENT

Convertible Promissory Notes and

Stock Purchase Warrants

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of _____________, 2022 by and between QS Energy, Inc., a Nevada corporation (the “Issuer”) and those individuals and entities who sign and deliver an executed copy of this Agreement to the Issuer (each, a “Purchaser” and collectively, the “Purchasers”), with reference to the following:

RECITALS

A.                  Purchasers desire to purchase from Issuer and Issuer desires to sell to Purchaser certain of Issuer’s Convertible Notes, in the aggregate face amount up to a maximum of Three Hundred Thousand Dollars ($300,000) in the form of Exhibit A attached hereto (individually, a “Note” and collectively, the “Notes”), and certain of Issuer’s Stock Purchase Warrants to purchase up to a certain number of shares of the common stock (the “Common Stock”) of the Issuer equal to 100% of the number of shares initially issuable on conversion of the Notes, in the form of Exhibit B attached hereto (individually, the “Warrants” and collectively with the Notes, the “Securities”). The face amount of the Note each Purchaser has committed to purchase, and the amount of the purchase price thereof to be paid to the Issuer by the Purchaser (a “Commitment”) is listed on the signature page such Purchaser executes and delivers to the Issuer. Minimum Commitment shall be no less than $5,000.

B.                  Issuer’s sale of the Securities to the Purchasers may be made in reliance upon the provisions of Section 4(a)(2) under the Securities Act of 1933, as amended (the "Securities Act") or Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (the ”SEC”) thereunder, or other applicable rules and regulations of the SEC or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the transactions contemplated hereby.

C.                  At any time when any amount of principal or interest of the Notes shall be outstanding, such unpaid amounts shall be convertible, at the election of the Purchaser, into shares of the Issuer’s Common Stock at a price of $0.03 per share (the “Conversion Price”).

D.                  The Warrants shall be issued at the same time each Note is issued to the Purchaser hereunder and shall be exercisable at $0.04 per share (the “Exercise Price”), for such number of shares equal to 100% of the result obtained by dividing

(i)  the face amount of the Notes issued simultaneously with the Warrant by (ii) the Conversion Price. The Warrants shall expire one (1) year from the date of issuance thereof.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the covenants and agreements set forth hereafter, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchasers and the Issuer hereby agree as follows

1.   Purchase of the Notes and Warrants. On the terms and subject to the conditions set forth in this Agreement and in the Notes and Warrants, the Purchasers shall purchase from the Issuer and the Issuer shall sell to the Purchaser the Securities.

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2.  Purchaser’s Representations, Warranties and Covenants. In order to induce the Issuer to sell and issue the Securities to the Purchaser under one or more exemptions from registration under the Securities Act, the Purchasers, severally and not jointly, represent and warrant to the Issuer, and covenant with the Issuer, that:

(a)            (i) Such Purchaser has the requisite power and authority to enter into and perform this Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to purchase the Securities in accordance with the terms hereof and thereof.

(ii)    The execution and delivery of the Transaction Documents by the Purchaser and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by the Purchaser's organizational documents and no further consent or authorization is required by the Purchaser.

(iii)  The Transaction Documents have been duly and validly executed and delivered by the Purchaser.

(iv)  The Transaction Documents, and each of them, constitutes the valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(b)            The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby will not conflict with or constitute a default under any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound.

(c)            The Purchaser is acquiring the Securities for investment for its own account, and not with a view toward distribution thereof, and with no present intention of dividing its interest with others or reselling or otherwise transferring or disposing of all or any portion of either the Notes or Warrants. The undersigned has not offered or sold a participation in this purchase of either the Notes or Warrants, and will not offer or sell any interest therein. The Purchaser further acknowledges that the Purchaser does not have in mind any sale of either the Notes or Warrants currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined events or consequence; and that it has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of either the Notes or Warrants and is not aware of any circumstances presently in existence that are likely in the future to prompt a disposition thereof.

(d)           The Purchaser acknowledges that the Securities have been offered to it in direct communication between itself and the Issuer and not through any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the Internet or broadcast over television or radio or presented in any seminar or any other general solicitation or general advertisement.

(e)           The Purchaser acknowledges that the Issuer has given it access to all information relating to the Issuer’s business that it has requested. The Purchaser has reviewed all materials relating to the Issuer's business, finance and operations which it has requested and the Purchaser has reviewed all of such materials as the Purchaser, in the Purchaser’s sole and absolute discretion shall have deemed necessary or desirable. The Purchaser has had an opportunity ask questions of and to discuss the business, management and financial affairs of the Issuer with the Issuer's management. Specifically but not by way of limitation, the Purchaser acknowledges the Issuer’s publicly available filings made periodically with the SEC, which filings are available at www.sec.gov and which filings the Purchaser acknowledges reviewing or having had the opportunity of reviewing.

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(f) The Purchaser acknowledges that it has, by reason of its business and financial experience, knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of (i) evaluating the merits and risks of an investment in the Securities and making an informed investment decision in connection therewith; (ii) protecting its own interest; and (iii) bearing the economic risk of such investment for an indefinite period of time for Securities which are not transferable or freely tradable. The undersigned hereby agrees to indemnify the Issuer thereof and to hold each of such persons and entities, and the officers, directors and employees thereof harmless against all liability, costs or expenses (including reasonable attorneys’ fees) arising by reason of or in connection with any misrepresentation or any breach of warranties of the undersigned contained in this Agreement, or arising as a result of the sale or distribution of the Securities or the Common Stock issuable upon conversion of the Notes or exercise of the Warrants, by the undersigned in violation of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other applicable law, either federal or state. This subscription and the representations and warranties contained herein shall be binding upon the heirs, legal representatives, successors and assigns of the Purchaser.

(g)         The Purchaser is familiar with the definition of an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act and represents and warrants to the Issuer that it is either (i) an accredited investor at such time it was offered the Securities and will be on each date which it converts any of the Notes or exercises any of the Warrants as so defined or (ii) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange act. If the Purchaser is not a resident of the United States, the Purchaser is not a “U.S. person[s]” as that term is defined in Rule 902 of Regulation S promulgated under the Securities Act of 1933, as amended.

(h)           During the term of this Agreement and the other Transaction Documents, the Purchaser will comply with the provisions of Section 9 of the Exchange Act, and the rules and regulations promulgated thereunder, with respect to transactions involving the Common Stock. Commencing on the date on which the Purchaser received a term sheet from the Company or any representative or agent of the Company (written or oral) setting forth the material terms of the transactions contemplated hereunder until the date hereof and during the term of this Agreement and the other Transaction Documents, the Purchaser agrees not to sell the Issuer's Common Stock short or engage in any hedging transactions in the Issuer’s Common Stock, either directly or indirectly, through its affiliates, principals, agents or advisors.

(i)            The Purchaser is aware that the Notes and the Warrants, and the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants are restricted securities as defined under federal securities laws and are not freely tradeable and may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Notes and the Warrants, and the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, other than pursuant to an effective registration statement or Rule 144, the Issuer may require the transferor thereof to provide to the Issuer an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Issuer, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Further, the Purchaser understands and acknowledges that any certificates evidencing the Notes, the Warrants or the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants will be restricted securities and not freely tradeable and will bear the legend in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED FOR SALE UNDER ANY STATE SECURITIES LAWS (COLLECTIVELY, “SECURITIES LAWS”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, ANY SUCH OFFER, SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.

(j) The Purchaser understands and acknowledges that following the purchase of the Notes, the Warrants and any shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, each may only be disposed of pursuant to either (i) an effective registration statement under the Securities Act or (ii) an exemption from the registration requirements of the Securities Act.

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(k)           The Purchaser understands and acknowledges that the Issuer has neither filed a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future for the transactions contemplated by this Agreement or the other Transaction Documents, and in the absence of such a registration statement or exemption, the undersigned may have to hold the Notes, the Warrants and any shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, indefinitely and may be unable to liquidate any of them in case of an emergency.

(l)    The Purchaser is purchasing the Notes and Warrants, and will acquire any shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, for its own account for investment purposes and not with a view towards distribution and agrees to resell or otherwise dispose of any of the Notes or the Warrants, or any shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, in accordance with the registration provisions of the Securities Act (or pursuant to an exemption from such registration provisions).

(m)         The Purchaser is not and will not be required to be registered as a "dealer" under the Exchange Act, either as a result of its execution and performance of its obligations under this Agreement or otherwise.

(n)           The Purchaser understands and acknowledges that proceeds raised in connection with this Agreement will be used by Issuer for general working capital purposes, including without limitation, the payment of salaries and professional fees, overhead and general administrative expenses.

(o)           The Purchaser understands that it is liable for its own tax liabilities and has obtained no tax advice from the Issuer in connection with the purchase of the Securities.

(p)           The Purchaser will not pay or receive any finder’s fee or commission in respect of the consummation of the transactions contemplated by this Agreement.

(q)           Purchaser hereby agrees and acknowledges that it has been informed of the following: (i) there are factors relating to the subsequent transfer of any of the Securities or shares of Common Stock underlying the Notes and Warrants that could make the resale of such Securities or shares of Common Stock underlying the Notes and Warrants difficult; and (ii) there is no guarantee that the Purchaser will realize any gain from the purchase of the Securities. The purchase of the Securities involves a high degree of risk and is subject to many uncertainties. These risks and uncertainties may adversely affect the Company’s business, operating results and financial condition. In such an event, the trading price for the Common Stock could decline substantially and Purchaser could lose all or part of its investment. Purchaser is urged to review the risks identified under the Risk Factors section of Issuer’s Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022.

(r)             Purchaser understands and acknowledges that the Notes have an implied annual interest rate of 10%, inasmuch as the Notes will be issued and paid in an amount equal to 110% of the Commitment, except that if a Note is not paid on the Maturity Date, which is twelve (12) months from the date of issue of the Note, then the balance of the unpaid amount of the Note shall be increased by 10% and the Issuer shall then commence paying interest thereon at the rate of 10% per annum until all sums due under the Note are paid.

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3.	Issuer’s Representations, Warranties and Covenants. The Issuer represents and warrants to the Purchaser that:

(a)            The Issuer is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.

(b)            (i)            The Issuer has the requisite corporate power and authority to enter into and perform this Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by the Transaction Documents, and to issue the Notes and Warrants in accordance with the terms hereof and thereof.

(ii)            the execution and delivery of the Transaction Documents by the Issuer and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Notes and Warrants pursuant to this Agreement, have been duly and validly authorized by the Issuer's Board of Directors and no further consent or authorization is required by the Issuer, its Board of Directors, or its shareholders.

(iii)           The Transaction Documents have been duly and validly executed and delivered by the Issuer.

(iv)          The Transaction Documents, and each of them, constitutes the valid and binding obligation of the Issuer enforceable against the Issuer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(c)         The execution, delivery and performance of the Transaction Documents by the Issuer and the consummation by the Issuer of the transactions contemplated thereby will not conflict with or constitute a default under any agreement or instrument to which the Issuer is a party or under any organizational documents of the Purchaser.

4.	Closing and Deliverables.

(a)            Subject to the provisions of Section 4(b) below, provided that the Issuer shall have received on or prior to September 30, 2022 copies of this Agreement executed by Purchaser, there shall be a closing or closings (each, a “Closing Date”) at which:

(i)             Purchaser shall deliver to the Issuer immediately available funds, by check or by wire transfer (bank wiring instructions to be provided by Issuer on request) in an amount equal to the amount of the Purchaser’s Commitment as set forth beside the name of the Purchaser on the Purchaser’s signature page hereto. Funds paid to Issuer under this Agreement will be deposited in Issuer’s operating account and used as working capital.

(ii)            The Issuer shall deliver to the Purchaser (x) a Note, in the face amount equal to 110% of the Purchaser’s Commitment and (y) a Warrant to purchase the exercisable amount of the Issuer’s Common Stock at the Exercise Price. The Note and Warrant will be dated as of the Closing Date, as such date may be extended by us.

(b)            The Issuer may continue to accept Commitments from Purchasers and issue and sell Securities to Purchasers at Closings on the terms and subject to the conditions set forth in this Agreement until (i) the aggregate amount of the Commitments equals $300,000 or (ii) on or before September 30, 2022, whichever shall first occur.

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5.	Miscellaneous.

(a).           Each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transactions Documents.

(b)           This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature transmitted by e-mail shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

(c)            The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and neutral shall include the masculine and feminine.

(d)           If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)            This Agreement and the Notes and Warrants represent the final agreement between the Purchasers and the Issuer with respect to the terms and conditions set forth herein, and, the terms of this Agreement and the Notes and Warrants may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. No provision of this Agreement and the Notes and Warrants may be amended other than by an instrument in writing signed by the Purchaser and the Issuer, and no provision hereof or thereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(f)            Any notices or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Issuer:

QS Energy, Inc.

3606 Challenger Way, Unit #1

Carson City, NV 89706

Telephone: (775) 300-7647

Fax: (775) 300-7593

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If to a Purchaser:

To the address set forth on the Purchaser’s signature page hereto.

Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

(g)            This Agreement may not be assigned by Purchaser.

(h)            This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)             The representations and warranties of the Purchaser and the Issuer contained herein shall survive each of the Closings and the termination of this Agreement and the other Transaction Documents.

(j)             The Purchaser and the Issuer shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby, except that no consultation shall be required if such disclosure is required by law or the rules and regulations of the SEC.

(k).           Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

(l)             The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party, as the parties mutually agree that each has had a full and fair opportunity to review this Agreement and the other Transaction Documents and seek the advice of counsel on it and them.

(m)           The Purchaser and the Issuer each shall have all rights and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which the Purchaser has by law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any default or breach of any provision of this Agreement, including the recovery of reasonable attorneys’ fees and costs, and to exercise all other rights granted by law.

(n)            This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such state.

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IN WITNESS WHEREOF the Purchasers and the Issuer have executed this Agreement as of the date first above written.

THE ISSUER

QS ENERGY, INC.

By:__________________________

       Cecil Bond Kyte

Its:  Chief Executive Officer

THE PURCHASER

_______________________________ Name (signature)	_______________________________ Amount of Commitment (U.S. Dollars)

_______________________________ Print Name	_______________________________ Date

_______________________________ Address

_______________________________ Address

_______________________________ Phone Number

_______________________________ Fax Number

_______________________________ Social Security Number

_______________________________ E-mail Address

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EXHIBIT A

CONVERTIBLE NOTE

THE SECURITIES EVIDENCED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED FOR SALE UNDER ANY STATE SECURITIES LAWS (COLLECTIVELY, “SECURITIES LAWS”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, ANY SUCH OFFER, SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.

$__________	_____________, 2022 (“Issuance Date”)

FOR VALUE RECEIVED, QS ENERGY, INC., a corporation organized under the laws of the State of Nevada (the “Company”), promises to pay to the order of ____________________________ “Investor”, as that term is defined on the Acknowledgement and Acceptance page of this Convertible Note (“Note”) (hereafter, together with any subsequent holder hereof, called “Holder”), at “Investor’s Address,” as that term is set forth on such page or at such other place as Holder may direct, the amount noted above, payable in full Twelve (12) Months from the Issuance Date (the “Maturity Date”).

If this Note is not paid in full on or prior to the Maturity Date the remaining balance shall be increased by 10% and the Company shall pay interest thereon at the rate of 10% per annum until all sums due hereunder are paid in full.

Payments of both principal and interest will be made in immediately available funds in lawful money of the United States of America to the Holder at the Investor’s Address.

This Note is subject to the following additional provisions:

1. The Company shall be entitled to withhold from all payments of principal and/or interest of this Note any amounts required to be withheld under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

2. This Note has been issued subject to representations, warranties and covenants of the original Holder hereof as contained in that certain Securities Purchase Agreement (“Agreement”) of even date herewith, and subject to all restrictions, terms, conditions and disclosures in the Agreement, and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended, and applicable state and other securities laws. Prior to the due presentment for such transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original Holder, by the same representations and terms described herein and under the Agreement.

3. The Holder may, at such Holder’s option, at any time while any sums are outstanding and unpaid hereunder, convert the then-outstanding principal amount of this Note or any portion thereof, and any interest and any penalties accrued and unpaid thereon (the “Conversion Amount”), into a number shares of fully paid and nonassessable Common Stock of the Company (the “Conversion Shares”) pursuant to the following formula: the Conversion Amount divided by $0.03 (the “Conversion Price”). The Holder may exercise the right to convert all or any portion of the Conversion Amount by delivering to the Company (i) an executed and completed notice of conversion in the form attached to this Note (the "Notice of Conversion") to the Company and (ii) this Note. The business day on which a Notice of Conversion and this Note are delivered to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date.” The Company will transmit the certificates representing Conversion Shares issuable upon such conversion of this Note within a reasonable time after the Conversion Date to the Holder electronically through the Company’s transfer agent by means of a direct registration system (“DRS”). Physical stock certificates will be issued upon written request subject to shipping cost paid by holder of the Shares. No fractional shares shall be issued upon conversion of this Note. The amount of any of the Conversion Amount which is less than a whole share of Common Stock shall be paid to the Holder in cash. Any delay due to such circumstance shall not be an event of default under this Note.

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4. The principal amount of this Note, and any accrued interest thereon, shall be reduced as per that principal amount indicated on the Notice of Conversion upon the proper receipt by the Holder of such Conversion Shares due upon such Notice of Conversion.

5. The number of Conversion Shares shall be adjusted as follows:

a. If the Company shall at any time after the Issuance Date subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, the number of Conversion Shares in effect immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately reduced.

b.       If the Company shall at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of Conversion Shares issuable upon conversion of this Note shall be proportionately increased; provided, however, that if such record date is fixed and such dividend is not fully paid, or if such distribution is not fully made on the date fixed therefor, the number of Conversion Shares shall be recomputed to reflect that such dividend was not fully paid or that such distribution was not fully made.

c.       If Company at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of Company other than shares of Common Stock, then and in each such event provision shall be made so that Holder shall receive upon exercise of the conversion right of this Note, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of Company which Holder would have received had the Conversion Amount of this Note been exercised on the date of such event and had it thereafter, during the period from the date of such event to and including the date of conversion or purchase, retained such securities receivable during such period.

d.       If the Common Stock issuable upon the conversion of this Note or option to purchase is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a transaction described elsewhere in Section 5 of this Note), then, and in any such event, each Holder shall have the right thereafter, upon conversion of this Note or purchase pursuant to option to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change, in an amount equal to the amount that Holder would have been entitled to had it immediately prior to such reorganization, reclassification or change converted this Note, but only to the extent this Note is actually converted, all subject to further adjustment as provided herein.

6. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, upon an Event of Default (as defined below), to pay the principal of, and interest on this Note at the place, time, and rate, and in the coin or currency herein prescribed.

a. Events of Default. Each of the following occurrences is hereby defined as an “Event of Default:”

Nonpayment. The Company shall fail to make any payment of principal, interest, or other amounts payable hereunder when and as due; or

Dissolutions, etc. The Company or any subsidiary shall fail to comply with any provision concerning its existence or any prohibition against dissolution, liquidation, merger, consolidation or sale of assets; or

Noncompliance with this Agreement. The Company shall fail to comply in any material respect with any provision hereof, which failure does not otherwise constitute an Event of Default; or

Insolvency. The institution of bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Company, which proceedings shall not have been vacated by appropriate court order within sixty (60) days of such institution.

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If one or more "Events of Default" shall occur, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) or cured as provided herein, at the option of the Holder, and in the Holder's sole discretion, the Holder may elect to consider this Note (and all interest through such date) immediately due and payable. In order to so elect, the Holder must deliver written notice of the election and the amount due to the Company via certified mail, return receipt requested, at the Company’s address as set forth herein (or any other address provided to the Holder), and thereafter the Company shall have thirty (30) business days upon receipt to cure the Event of Default or pay this Note, or convert the amount due on the Note pursuant to the conversion formula set forth above.

7. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

8. This Note does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the conversion into Common Stock thereof, except as provided by applicable law. If, however, at the time of the surrender of this Note and conversion the Holder hereof shall be entitled to convert this Note, the Conversion Shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the Conversion Date.

9. The Holder shall pay all issue and transfer taxes and other incidental expenses in respect of the issuance of certificates for Conversion Shares upon the conversion of this Note, and such certificates shall be issued in the name of the Holder of this Note.

10. This Note may be prepaid in whole or in part at any time or from time to time without premium or penalty upon 10 days’ prior written notice from the Company to the Holder.

11. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction of this Note, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Note, and upon reimbursement to the Company of all reasonable expenses incidental thereto, the Company will make and deliver to the Holder, in lieu thereof, a new Note in substantially identical form.

12. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the United States or the State of California, then such action may be taken or such right may be exercised on the next succeeding business day.

13. (a)     This Note shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such state.

(b)            Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by e-mail or facsimile transmission, shall be deemed to have been validly served, given or delivered when sent, and if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified.

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(c)            The Holder acknowledges that the Conversion Shares acquired upon the exercise of this Note will have restrictions upon its resale imposed by state and federal securities laws, together with other restrictions, terms, conditions and disclosures as fully set forth in the Agreement.

(d)            With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(e)             This Note may not be amended, altered or modified except by a writing signed by the Company and the Holder.

IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed by an officer thereunto duly authorized.

QS ENERGY, INC.

3606 Challenger Way, Unit #1

Carson City, NV 89706

By ____________________________

Name: Cecil Bond Kyte

Title:   Chief Executive Officer

ACKNOWLEDGED AND ACCEPTED:

_______________________________

Investor Name (Signature)

_______________________________

Print Name

_______________________________

_______________________________

Investor Address

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NOTICE OF EXERCISE OF CONVERSION RIGHT

TO:          (Company Name)

(1)            The undersigned hereby elects to convert $______________ of the attached Note into ______________ shares of Common Stock (the "Shares") of QS Energy, Inc. (“Company”) pursuant to the terms of the attached Note.

(2)            Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

_______________________________________________

(Print Name)

Address:

_______________________________________________

_______________________________________________

_______________________________________________

(3)            The Company shall issue the Shares electronically through its transfer agent by means of a direct registration system (“DRS”)[1]. Physical stock certificates will be issued upon written request subject to shipping cost paid by holder of the Shares.

(4)            The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.

(5)            The undersigned accepts such shares subject to the restrictions on transfer and other terms, conditions and disclosures set forth in the attached Note and set forth in that certain Securities Purchase Agreement between the Company and the undersigned dated as of the date of the attached Note.

__________________________ (Date)	__________________________ (Signature)

__________________________ (Print Name)

______________________________________

1 The Company’s transfer agent, Nevada Agency and Transfer Company (“NATCO”) is a participant in the Depository Trust Company’s FAST program. The FAST program allows NATCO to provide DWAC (deposit/withdrawal at custodian) and DRS (direct registration system) services to the Company and its shareholders. This eliminates the risk of lost certificates and courier fees by providing electronic transfers.

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EXHIBIT B

STOCK PURCHASE WARRANT

THIS WARRANT AND ANY SHARES ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION OF ANY SHARES ISSUED UPON EXERCISE HEREOF MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. THE TRANSFER OF THIS WARRANT IS RESTRICTED AS SET FORTH HEREIN.

No. ______	______________, 2022

QS ENERGY, INC.

WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:00 P.M. (Pacific Time) ON ______________, 2023

THIS CERTIFIES that, for the value received, the holder identified on the last page of this Warrant __________________________ (the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date of this Warrant and on or prior to 5:00 p.m. P.S.T. on the first anniversary of the date of this Warrant (the "Expiration Time"), but not thereafter, to subscribe for and purchase, from QS ENERGY, INC., a Nevada corporation (the "Company"), up to ________________ (#) shares of the Company's Common Stock (the "Shares") at a purchase price per share equal to $0.04 (the "Exercise Price").

1.             Exercise of Warrant.

The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time after the date of this Warrant and before the Expiration Time by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the office of the Company, in Carson City, Nevada (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of an amount equal to the aggregate Exercise Price for the number of Shares thereby purchased (by cash or by check or certified bank check payable to the order of the Company in an amount equal to the purchase price of the shares thereby purchased); whereupon the Holder shall be entitled to receive a stock certificate representing the number of Shares so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase of the Shares, and the Holder shall be entitled to exercise this Warrant, the Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

Upon partial exercise of this Warrant, the Holder shall be entitled to receive from the Company a new Warrant in substantially identical form for the purchase of that number of Shares as to which this Warrant shall not have been exercised. Certificates for Shares purchased hereunder shall be delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

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2.             No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the Exercise Price shall be paid in cash to the Holder.

3.              Charges, Taxes and Expenses. The Holder shall pay all issue and transfer taxes and other incidental expenses in respect of the issuance of certificates for Shares upon the exercise of this Warrant, and such certificates shall be issued in the name of the Holder of this Warrant.

4.              No Rights as a Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

5.             Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction of this Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, and upon reimbursement to the Company of all reasonable expenses incidental thereto, the Company will make and deliver to the Holder, in lieu thereof, a new Warrant in substantially identical form and dated as of such cancellation.

6.             Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the United States or the State of California, then such action may be taken or such right may be exercised on the next succeeding business.

7.              Merger, Reclassification, etc.

(a) Merger, etc. If at any time the Company proposes (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, consolidation or stock issuance) that results in the transfer of fifty percent (50%) or more of the then outstanding voting power of the Company; or (B) a sale of all or substantially all of the assets of the Company, then the Company shall give the Holder ten (10) days notice of the proposed effective date of the transaction. If, in the case of such acquisition of the Company, and the Warrant has not been exercised by the effective date of the transaction, this Warrant shall be exercisable into the kind and number of shares of stock or other securities or property of the Company or of the entity resulting from such merger or acquisition to which such Holder would have been entitled if immediately prior to such acquisition or merger, it had exercised this Warrant. The provisions of this Section 7(a) shall similarly apply to successive consolidations, mergers, sales or conveyances.

(b) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If the Shares are subdivided or combined into a greater or smaller number of Shares, the Exercise Price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of Shares to be outstanding immediately after such event bears to the total number of Shares outstanding immediately prior to such event.

(c) Cash Distributions. No adjustment on account of cash dividends or interest on the Shares or other securities purchasable hereunder will be made to the Exercise Price under this Warrant.

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8.             Restrictions on Transfer.

(a) Restrictions on Transfer of Shares. In no event will the Holder make a disposition of this Warrant or the Shares unless and until, if requested by the Company, it shall have furnished the Company with an opinion of counsel satisfactory to the Company and its counsel to the effect that appropriate action necessary for compliance with the Securities Act of 1933, as amended (the "Act") relating to sale of an unregistered security has been taken. Notwithstanding the foregoing, the restrictions imposed upon the transferability of the Shares shall terminate as to any particular Share when (i) such security shall have been sold without registration in compliance with Rule 144 under the Act, or (ii) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required, or (iii) such security shall have been registered under the Act and sold by the Holder thereof in accordance with such registration.

(b) Subject to the provisions of Section 8(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment at the principal office of the Company.

(c) Restrictive Legends. The stock certificates representing the Shares and any securities of the Company issued with respect thereto shall be imprinted with legends restricting transfer except in compliance with the terms hereof and with applicable federal and state securities laws substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT”.

9.              Miscellaneous.

(a) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such state.

(b) Restrictions. The Holder acknowledges that the Shares acquired upon the exercise of this Warrant will have restrictions upon its resale imposed by state and federal securities laws.

(c) Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(d) Modifications. This Warrant may not be amended, altered or modified except by a writing signed by the Company and the Holder of this Warrant.

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IN WITNESS WHEREOF, QS ENERGY, INC. has caused this Warrant to be executed by its duly authorized representative dated as of the date first set forth above.

Holder: _____________________	QS ENERGY, INC. 3606 Challenger Way, Unit #1 Carson City, NV 89706 By: __________________________ Name: Cecil Bond Kyte Title: Chief Executive Officer

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NOTICE OF EXERCISE

TO:          QS ENERGY, INC., a Nevada corporation

(1)            The undersigned hereby elects to purchase ______________ shares of Common Stock (the "Shares") of QS Energy, Inc. (“Issuer”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2)            Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

Name: ________________________________ (Print Name)	Address: ______________________________ ______________________________ ______________________________

(3)            The Company shall issue the Shares electronically through its transfer agent by means of a direct registration system (“DRS”)[1]. Physical stock certificates will be issued upon written request subject to shipping cost paid by holder of the Shares.

(4)             The undersigned confirms that he is an “accredited investor” as defined by Rule 501(a) under the Securities Act of 1933, as amended, at the time of execution of this Notice.

(5)            The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.

(6)            The undersigned accepts such Shares subject to the restrictions on transfer set forth in the attached Warrant.

(7)            The undersigned acknowledges that the Issuer has given it access to all information relating to the Issuer’s business that the undersigned has requested. The undersigned has reviewed all materials relating to the Issuer’s business, financial condition and operations which it has requested and the undersigned has reviewed all of such materials as the undersigned, in the undersigned’s sole and absolute discretion has deemed necessary or desirable. The undersigned has had an opportunity to ask questions of and discuss the business, management and financial affairs of the Issuer with the Issuer’s management. Specifically but not by way of limitation, the undersigned acknowledges the Issuer’s publicly available filings made periodically with the SEC, which filings are available at www.sec.gov, and which filings the undersigned acknowledges reviewing or having had the opportunity of reviewing.

(8)            The undersigned acknowledges that it has, by reason of its business and financial experience, such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of (i) evaluating the merits and risks of an investment in the Shares and making an informed investment decision in connection therewith; (ii) protecting its own interest; and (iii) bearing the economic risk of such investment for an indefinite period of time for shares which are not transferable or freely tradable. The undersigned hereby agrees to indemnify the Issuer and the officers, directors and employees thereof harmless against all liability, costs or expenses (including reasonable attorneys’ fees) arising by reason of or in connection with any misrepresentation or any breach of warranties or representations of the undersigned contained in this Notice, or arising as a result of the sale or distribution of the Shares issuable upon exercise of the Warrants. The representations and warranties contained herein shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned.

________________________ (Date)	___________________________________ (Signature) ___________________________________ (Print Name)

_______________________________________

1 The Company’s transfer agent, Nevada Agency and Transfer Company (“NATCO”) is a participant in the Depository Trust Company’s FAST program. The FAST program allows NATCO to provide DWAC (deposit/withdrawal at custodian) and DRS (direct registration system) services to the Company and its shareholders. This eliminates the risk of lost certificates and courier fees by providing electronic transfers.

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